                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               PRUDENTIAL MUTUAL FUNDS
                                 Gateway Center Three
                                  Newark, NJ  07102
                                 --------------------

                                       October __, 1997

Dear Shareholder:

    Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund -- the National Money Market Fund. We are pleased to inform you that, if approved, the Fund, would offer reduced expenses for its shareholders. Specifically, total series operating expenses would decline from .65 of 1% of the average daily net assets of the Fund as of September 30, 1997 to estimated total operating expenses of
 .64 of 1% of average daily net assets of the Fund for the fiscal year ending September 30, 1998.

    The great majority of accounts in the Fund, a series of the Cash Accumulation Trust (the Trust), are managed account customers of Prudential Securities Incorporated (Prudential Securities). Prudential Investments Fund Management LLC (PIFM) has requested, and the Trustees of the Trust have approved, a proposal that the Trust become part of the Prudential Mutual Funds
(PMF) by electing a new Board of Trustees, changing the Manager to PIFM, changing the Subadviser to The Prudential Investment Corporation, and adopting other attributes of the PMF family.

    A meeting of your Trust is being held on December 11, 1997 to consider these proposals and to transact any other business that may properly come before the meeting. This proxy statement contains detailed information about each of the proposals relating to your Fund and the Trust, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

    We have retained an outside proxy solicitation firm to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

    If you have more than one account holding Fund shares (e.g., an individual account AND an IRA), you will receive multiple copies of this Proxy Statement and proxy cards for each of your Fund accounts. Please vote each proxy card you receive.

    Thank you for your attention to this matter. We look forward to serving you in the Prudential Mutual Funds.

                                       Very truly yours,


                                       RICHARD A. REDEKER
                                       PRESIDENT
                                       Prudential Mutual Funds


--------------------------------------------------------------------------------
PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR BOARD MEMBER AND "FOR" EACH PROPOSAL.
--------------------------------------------------------------------------------

                                QUESTIONS AND ANSWERS


Q:  WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:  The purpose of this proxy is to ask you to vote on three primary issues:

         -    to elect eleven Board members of Cash Accumulation Trust (the
              Trust);

         - to change the investment manager and investment adviser for your Fund -- the National Money Market Fund; and

         - to ratify the selection of your Trust's independent accountants for the current year.

Q:  WHY ARE YOU RECOMMENDING A NEW BOARD FOR THE TRUST?

A: The great majority of accounts in the Fund, a series of the Trust, are managed account customers of Prudential Securities Incorporated (Prudential Securities). Prudential Securities has requested that the Trust become part of the Prudential Mutual Funds (PMF) by electing a new Board of Trustees, changing the Manager to Prudential Investments Fund Management LLC (PIFM), changing the Subadviser to The Prudential Investment Corporation, and adopting other attributes of the PMF family. The Fund's Board of Trustees adopted the recommendations of Prudential Securities and nominated eleven individuals drawn primarily from an existing PMF Board specializing in money market fund matters. Eight of the individual Board nominees are independent of Prudential. Said differently, if the Shareholders approve the proposal and the nominees are elected, Prudential affiliates will become the service providers for the Fund, whose assets are those of Prudential Securities' clients.

Q:  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A: No. The management fees charged to the Fund will decline from .42 of 1% of the Fund's average daily net assets for the fiscal year ending September 30, 1997 to .39 of 1% of the Fund's average daily net assets for the fiscal year ending September 30, 1998. Overall, estimated total operating expenses will decline to .64 of 1% of the Fund's average daily net assets for the fiscal year ending September 30, 1998.

Q:  WILL THE PROPOSED CHANGES RESULT IN HIGHER TRUSTEES' FEES?

A: It is anticipated by PIFM that Trustees' fees will be lower than they are currently.

Q:  WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A: If you hold shares in more than one account, for example, in an individual account AND in an IRA, you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q:  WHAT ARE MY BOARD'S RECOMMENDATIONS?

A: The Board of the Trust has recommended that you vote "FOR" the nominees for Board Member and "FOR" each other proposal in the attached proxy statement.


--------------------------------------------------------------------------------
The attached proxy statement contains more detailed information about the proposals relating to your Fund and the Trust. Please read it carefully.
--------------------------------------------------------------------------------

                               CASH ACCUMULATION TRUST
                                  -----------------
                               840 NEWPORT CENTER DRIVE
                               NEWPORT BEACH, CA  92660
                                    (203) 352-4990
                                  -----------------
                                      NOTICE OF
                           SPECIAL MEETING OF SHAREHOLDERS
                                    TO BE HELD ON
                                  DECEMBER 11, 1997
                                  -----------------

TO THE SHAREHOLDERS:

    A Meeting of the holders of shares of beneficial interest of the Cash Accumulation Trust (CAT or the Trust) will be held on December 11, 1997, at 11:00 a.m., Eastern Standard Time, at the offices of PIMCO Advisors LP, 2187 Atlantic Street, Stamford, CT, for the purpose of considering the following proposals:

         (1)  To elect eleven members to the CAT Board of Trustees;

         PROPOSAL NOS. 2(a) AND 2(b) ARE FOR SHAREHOLDERS OF THE NATIONAL MONEY MARKET FUND ONLY:

         (2) (a) To approve a New Management Agreement with Prudential Investments Fund Management LLC; and

              (b) To approve a New Subadvisory Agreement with The Prudential Investment Corporation;

         (3) To ratify the selection of Price Waterhouse LLP as CAT's independent public accountants for the current fiscal year; and

         (4) To transact such other business as may properly come before the meeting and any adjournments thereof.

    You are entitled to vote at the meeting, and at any adjournments thereof, if you owned shares of the Trust at the close of business on October 20, 1997. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                       By order of the Board of Trustees,



                                       NEWTON B. SCHOTT, JR.
                                            CLERK


October __, 1997


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY
RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                               CASH ACCUMULATION TRUST
                                  -----------------
                               840 NEWPORT CENTER DRIVE
                               NEWPORT BEACH, CA  92660
                                    (203) 352-4990
                                  -----------------
                                   PROXY STATEMENT
                               MEETING OF SHAREHOLDERS
                           TO BE HELD ON DECEMBER 11, 1997
                                  -----------------

    This proxy statement is being furnished by the Board of Trustees (the
Board) of the Cash Accumulation Trust (CAT or the Trust) to holders of shares of beneficial interest (Shares) of the Trust in connection with its solicitation of proxies to be used at a Meeting of CAT Shareholders (Meeting) to be held on December [11], 1997, at 11:00 a.m., Eastern Standard Time, or any adjournment(s) thereof, at the offices of PIMCO Advisors LP, 2187 Atlantic Street, Stamford, CT. This proxy statement first is being mailed to shareholders on or about October [23], 1997.

    A quorum of a majority of the Shares entitled to vote at the close of business on October 20, 1997 (Record Date), represented in person or by proxy, must be present for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a plurality or majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposal Nos. 1 and 3, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against Proposal Nos. 2(a) and 2(b), which each requires a "vote of majority of the outstanding voting securities" of the National Money Market Fund as defined under the Investment Company Act of 1940 (1940 Act).

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Board should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as the Board may recommend. You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Trust prior to the Meeting and must indicate your name and account number or social security number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    As advised by Prudential Securities Incorporated (PSI), even if a shareholder has delegated voting authority to PSI, one of its affiliates, or an unaffiliated investment manager, such shareholder's specific vote is being solicited. The vote by such shareholder will constitute acceptance of proxy voting responsibility with respect to this proxy. If, instead, such shareholder fails to vote, the vote will default to the appropriate investment manager.

    As of the Record Date, the Trust had [      ] Shares issued and
outstanding, ________ of which were shares of the National Money Market Fund (the Fund) and ________ of which were shares of the Active Short-Term Fund
(ASTF). The Record Date determines which shareholders are entitled to notice of, and to vote at, the Meeting. The following shareholders owned beneficially 5% or more of the Shares of the Fund or of the Trust as of the Record Date: [DISCLOSE NAME, ADDRESS, % AND NUMBER OF SHARES OF FUND OR OF TRUST OWNED BY ANY 5% BENEFICIAL HOLDERS]. [TO THE KNOWLEDGE OF MANAGEMENT, THE EXECUTIVE OFFICERS OF THE TRUST AND THE MEMBERS OF THE BOARD, AS A GROUP, OWNED LESS THAN 1% OF THE OUTSTANDING SHARES OF EACH OF THE FUND AND THE TRUST AS OF THE RECORD DATE].

    COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING CAT AT 840 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA 92660, OR [BY CALLING
(800) ________ - ________ (TOLL FREE)] [BY RETURNING THE ENCLOSED
SELF-ADDRESSED, POSTAGE PREPAID CARD].

    Each full Share of the Trust outstanding is entitled to one vote, and each fractional Share outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of the Trust. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                                   GENERAL OVERVIEW

    The Fund is a money market fund that is used as part of a sweep program for investment of cash balances in investors' managed accounts. PIFM has informed the Trust that as of the Record Date ____% of the Fund's shares were held by customers of Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 (PSI), an indirect, wholly-owned subsidiary of Prudential Insurance Company of America (Prudential). Furthermore, Prudential Investments Fund Management LLC (PIFM) has advised the Trust that ______% of the Fund's shares are held by retirement plans and under other arrangements that are subject to fiduciary and prohibited transaction requirements imposed by the Employee Retirement Income Securities Act of 1974 and similar provisions of the Internal Revenue Code (ERISA shares).

    Currently, all Fund services are rendered by persons who are unaffiliated with the sponsor to these retirement plans. PIFM, however, proposed to the Board that they and certain other affiliates of Prudential assume responsibility for management and investment advisory services on the basis of the agreements and for the fees described in this proxy statement (the New Arrangements).
PIFM advised the Board that the proposed fees would lower expense ratios for all Fund shareholders [and substantially lower expense ratios for ERISA and IRA accounts (as described in more detail below)].

     After careful deliberations as set forth in detail below, the Board considered and approved, subject to shareholder approvals, Proposal Nos. 1, 2(a) and 2(b) of this proxy statement. Certain of the New Arrangements require the approval of shareholders -- the approval by Fund shareholders of a new management agreement with PIFM (the Proposed Manager) and a new subadvisory agreement with The Prudential Investment Corporation (PIC or the Proposed Subadviser), doing business as Prudential Investments, another wholly-owned subsidiary of Prudential (Proposal Nos. 2(a) and 2(b)). In addition, the New Arrangements contemplate that Trust shareholders elect a new Board of Trustees (New Board) (Proposal No. 1). BECAUSE EACH OF THESE PROPOSALS IS AN INTEGRAL PART OF THE NEW ARRANGEMENTS, THE EFFECTIVENESS OF EACH OF THESE PROPOSALS IS CONDITIONED ON SHAREHOLDER APPROVAL OF ALL SUCH PROPOSALS. PIFM has indicated that the other changes required by the New Arrangements, which do not require shareholder approval, will be considered and may be implemented by the New Board.

    If the nominees for Trustee are elected and the new management and subadvisory agreements are approved, shareholders should expect that the current officers of the Trust would resign and the New Board will elect new Trust officers who are affiliated with PIFM. In addition, PIFM has indicated that it expects that the New Board will enter into new agreements with those service providers that typically service all funds managed or administered by PIFM (the Prudential Mutual Fund Family). These new service providers will be PSI as distributor, Prudential Mutual Fund Services LLC as transfer and service agent, and State Street Bank and Trust Company as custodian. The Board has not evaluated the level of services to be provided by any of these anticipated service providers.

      [As advised by PIFM, as noted above, approximately ____% of the Fund's outstanding shares are held by ERISA and IRA accounts established with PSI. Currently all shares held by ERISA and IRA accounts are valued at approximately $321 million of the Fund's current total assets of $710 million. ____% of all shares held by ERISA and IRA accounts are accounts for which PSI or an affiliate is the investment manager (PSI managed ERISA accounts). In addition, ERISA and IRA accounts have been established with PSI that are managed by investment managers who are unaffiliated with PSI (unaffiliated managed PSI accounts).
With respect to PSI managed ERISA accounts, in order to comply with regulations issued under ERISA, PIC and its affiliates have determined not to assess any fees in excess of each such entity's direct expenses. In addition, PSI has determined to provide unaffiliated managed ERISA accounts with the same favorable structure. Consequently, on October __, 1997, the Trust filed a Post-Effective Amendment to its Registration Statement to register a new series of the Trust -- the Liquid Assets Fund (LAF). LAF will be a money market series for current and future PSI managed ERISA accounts. Accordingly, it is expected that if shareholders approve Proposal Nos. 1, 2(a) and 2(b), shares held by PSI managed ERISA accounts will be exchanged for shares of LAF. If the beneficial owners of the PSI managed ERISA accounts object to the exchange of CAT National Money Market Fund shares for shares in LAF, they may contact their PSI Financial Advisor to discuss their options, which include terminating their PSI managed ERISA account or investing in an unaffiliated fund.

      LAF will have substantially similar investment objectives, policies and fundamental investment restrictions as the Fund. LAF's advisory fee will reflect only PIFM's direct expenses and, as a result, will be lower than the fee proposed herein (Proposal No. 2(a)). In addition, there will be no Rule 12b-1 fee with respect to LAF assets, and the new transfer agent will recover only its direct expenses with respect to rendering services to LAF. Currently, the total operating expenses of LAF, calculated on a direct expense basis are expected to be .22 of 1% of LAF's average daily net assets. The direct expenses of LAF will be audited quarterly to determine the actual direct expenses incurred and the expenses paid by LAF will be adjusted to reflect such actual expenses. The following table sets forth the actual annual operating expenses of the Fund before the transfer of shares held by PSI managed ERISA accounts to LAF and the pro forma expenses of the Fund and LAF after such transfer:]

-----------------------------------------------------------------------------------------------------------
                                                       Status of the     Pro Forma (assuming exchange of
                                                            Fund         100% of all ERISA shares to LAF)
                                                      (as of 9/30/97)    ----------------------------------
                                                                               The Fund          LAF
-----------------------------------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES                             [$710,021,175      $388,731,715     $321,299,460]
       (as a percentage of average net assets*):
-----------------------------------------------------------------------------------------------------------

    Management Fees                                        0.42%             0.39%             0.09%**

    12b-1 Fees                                             0.10              0.10              0.00

    Other Expenses                                    [    0.13   ]     [    0.13   ]          0.13
                                                       -----------       -----------       ------------

TOTAL OPERATING EXPENSES                                  [0.65%]           [0.62%]           [0.22%]
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


-------------------
*   Average net assets as of September 30, 1997.
**  Based upon anticipated waiver proposed by PIFM.

    Proposal No. 3 is the ratification of the selection of the Trust's current independent accountants. This is a routine matter for the consideration of all shareholders of the Trust and is unrelated to the proposed New Arrangements.

                                 SUMMARY OF PROPOSALS

                 Proposal                       Shareholders Solicited
                 --------                       ----------------------

1     Election of Trustees                    All shareholders of the Trust

2(a)  Approval of New Management Agreement    Shareholders of the Fund only
      with Prudential Investments Fund
      Management LLC

2(b)  Approval of Proposed Subadvisory        Shareholders of the Fund only
      Agreement with Prudential Investment
      Corporation

3. Ratification of the selection of Price All shareholders of the Trust Waterhouse, LLP as independent accountants of the Trust

                             ----------------------------

                                 ELECTION OF TRUSTEES
                                    PROPOSAL NO. 1

    [ON THE BASIS OF THE RECOMMENDATION OF THE BOARD'S NOMINATING COMMITTEE (CONSISTING ONLY OF TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST AS DEFINED IN THE 1940 ACT,] the Board has nominated eleven new individuals (Nominees) for election to the New Board. Under this Proposal No. 1, shareholders are being asked to elect each of these Nominees. Pertinent information about each Nominee is set forth in the listing below. Each Nominee has indicated a willingness to serve if elected. If elected, each Nominee will hold office until the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified. The Trust has not generally held annual meetings of shareholders unless the election of Trustees is required under the 1940 Act.

    In evaluating the Nominees, the Trustees took into account their background and experience, including the fact that the Nominees for CAT's Board constitute one of the four different boards of directors and trustees (clusters) that serve substantially all of the funds in the Prudential Mutual Fund Family. The cluster that would include this Trust is currently comprised of 7 money market funds and 5 other funds in the Prudential Mutual Fund Family (Cluster II). The Board also took into account the familiarity of the nominees with the issues relating to this type of fund and to investing in these types of securities as well as their careers in business, finance, marketing and other areas.

    Eight of the eleven Nominees are not "interested persons" of the Trust (Proposed Independent Trustees). Independent Trustees are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between CAT and its investment adviser and its other service providers. In the course of their duties, Board Members must review and understand financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the boards, independent nominees may need to reject other attractive opportunities. Each of the Proposed Independent Trustees already serves as an Independent Board Member for one or more funds within the Prudential Mutual Fund Family and understands the operations of the complex. In addition, CAT's Declaration of Trust provides that CAT will indemnify its Board and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with CAT, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to CAT or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. CAT, at its expense, will provide liability insurance for the benefit of its New Board and officers, as it has for the current Board and officers.

    CAT does not pay trustees fees to Interested Trustees. Each of CAT's Interested Trustees serves on the Board of PIMCO Funds: Multi-Manager Series (PFMMS).

    PIFM has indicated that if the Proposed Independent Trustees are elected, the Trustees' fees are anticipated to be like those adopted by other funds in the Prudential Mutual Fund Family, I.E., each Proposed Independent Trustee would be paid by the Trust an annual fee of $_____, in addition to certain out-of-pocket expenses, but no additional compensation would be paid for serving on committees or attending meetings. The aggregate annual compensation payable to each Independent Trustee in Cluster II is fixed at $45,000. Therefore, the addition of another fund such as CAT (or a portfolio thereof) to Cluster II operates to reduce the fee payable to the Independent Trustees by each fund in Cluster II. Interested Trustees would continue to receive no trustees fees from CAT. Trustees would continue to be reimbursed for any expenses incurred in attending meetings of the Trust and for other incidental expenses. CAT's annual Board fees are subject to the approval of the New Board upon its election; shareholders are not being asked to vote on these fees. Thereafter, Board fees may be reviewed periodically and changed by the Board.

    The following table sets forth information concerning fees paid during the fiscal year ended September 30, 1997 to each Trustee during such fiscal year:

                                                     TOTAL COMPENSATION FROM CAT
                                       AGGREGATE      AND OTHER FUNDS ADVISED BY
                                      COMPENSATION    PIMCO (PIMCO FUND COMPLEX)
       NAME OF TRUSTEE                  FROM CAT          PAID TO TRUSTEES (4)
-----------------------------------   ------------   ---------------------------

E. Philip Cannon (1) . . . . . . .       5,325                  53,250
Donald P. Carter (1)(2). . . . . .       6,150                  61,500
Gary A. Childress (1). . . . . . .       5,325                  53,250
William D. Cvengros (3). . . . . .         --                     --
Gary L. Light (1)(2) . . . . . . .       5,475                  54,750
Richard L. Nelson (1)(2) . . . . .       4,300                  50,750
Lyman W. Porter (1). . . . . . . .       4,150                  49,000
Robert A. Prindiville(3) . . . . .         --                     --
Alan Richards(1) . . . . . . . . .       4,525                  53,000
Joel Segall (1). . . . . . . . . .       5,225                  52,250
W. Bryant Stooks (1)(2). . . . . .       5,325                  53,250
Gerald M. Thorne (1)(2). . . . . .       5,325                  53,250
Stephen J. Treadway (3). . . . . .         --                     --

------------------------

(1) Member of Nominating Committee.

(2) Member of the Audit Committee. This Committee's responsibilities include review of financial and accounting controls and procedures, recommendations as to the selection of the independent accountants, and review of the scope of the audit.

(3) Trustee is an Interested Trustee and receives no compensation from the Trust or the PIMCO Fund Complex.

(4) These trustees serve on the boards of two registered investment companies having an aggregate of 26 portfolios in the Pimco Fund Complex.

    [AS OF THE RECORD DATE, THE TRUST BELIEVES THAT THE OFFICERS, TRUSTEES AND NOMINEES AS A GROUP OWNED LESS THAN 1% OF THE OUTSTANDING SHARES OF EACH OF THE FUND AND THE TRUST.]

    During the fiscal year ended September 30, 1997, the Trust had 4 [REGULARLY] scheduled board meetings [AND NO SPECIAL BOARD MEETINGS], 2 audit committee meetings and no nominating committee meetings of the Board. With respect to such fiscal year, all Trustees attended 100% of the aggregate of meetings of the board and committees on which he served during his tenure, with the exception of Mr. Cvengros, who attended less than 75% of such meetings.

    The following table has been provided to the Trust by PIFM, and it sets forth the aggregate compensation paid to the Nominees for the calendar year ended December 31, 1996 for service on the Board of all funds in the Prudential Mutual Fund Family. The Nominees have no affiliation with CAT or PIMCO, have not served on the Board of any fund in the PIMCO Fund Complex and have received no compensation from the PIMCO Fund Complex.

                                                              APPROXIMATE
                                                             COMPENSATION
                                        AGGREGATE           FROM PRUDENTIAL
                                      COMPENSATION        MUTUAL FUND FAMILY
NAME AND POSITION                       FROM CAT          PAID TO TRUSTEES(2)
-----------------------------------   ------------   ---------------------------
Edward D. Beach. . . . . . . . . .   $    --             $[166,000(21/39)*]
Stephen C. Eyre. . . . . . . . . .   $    --             $[34,250(4/5)*]
Delayne D. Gold. . . . . . . . . .   $    --             $[175,308(21/42)*]
Robert F. Gunia(1) . . . . . . . .   $    --             $      --
Don G. Hoff. . . . . . . . . . . .   $    --             $[50,042(5/7)*]
Robert F. LaBlanc. . . . . . . . .   $    --             $[34,542(4/4)*]
Mendel A. Melzer(1). . . . . . . .   $    --             $      --
Richard A. Redeker(1). . . . . . .   $    --             $      --
Robin B. Smith . . . . . . . . . .   $    --             $[89,957(11/20)*]
Stephen Stoneburn. . . . . . . . .   $    --             $[30,375(4/6)*]
Nancy H. Teeters . . . . . . . . .   $    --             $[103,583(11/28)*]

---------------

* Indicates number of funds/portfolios in Prudential Mutual Fund Family to which aggregate compensation relates. (Commencing with calendar year 1997, each of the Proposed Independent Trustees is being paid an aggregate annual fee of $45,000 per cluster (other than cluster IV, which has an aggregate annual fee of $25,000).)

(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who will be "interested persons" (Proposed Interested Trustees), do not receive director or trustees fees from any fund in the Prudential Mutual Fund Family and will not receive such fees from CAT.

(2) Total compensation from all the funds in the Prudential Mutual Fund Family for the calendar year ended December 31, 1996, includes amounts deferred at the election of the Nominees under the funds' Deferred Compensation Plans. Total deferred compensation, including accrued interest, during 1996 amounted to

    $__________ for New Trustee Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the [__________].

NAME, AGE, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS OF NOMINEES (AS FURNISHED BY PIFM):

    EDWARD D. BEACH [(72)], President and Director of BMC Fund, Inc., a closed-end investment company; Certified Public Accountant and Secretary and Treasurer of Broyhill Family Foundation, Inc.; Member of the Board of Trustees of Mars Hill College; Director of The High Yield Income Fund, Inc.; and Director or Trustee of [38] funds in the Prudential Mutual Fund Family.

    STEPHEN C. EYRE [(74)], Executive Director of The John A. Hartford Foundation, Inc. (charitable foundation) (since May 1985); Director of Faircom, Inc.; Trustee Emeritus of Pace University; and Director or Trustee of 12 funds in the Prudential Mutual Fund Family.

    DELAYNE DEDRICK GOLD [(59)], Marketing and Management Consultant and Director or Trustee of 38 funds in the Prudential Mutual Fund Family.

    ROBERT F. GUNIA [(50)], Comptroller (since May 1996) of Prudential Investments; Executive Vice President and Treasurer (since December 1996) of PIFM; Senior Vice President (since March 1987) of PSI; Vice President and Director of Nicholas-Applegate Fund, Inc. and The Asia Pacific Fund, Inc. Formerly, Chief Administrative Officer (July 1990 - September 1996), Director (January 1989 - September 1996) and Executive Vice President, Treasurer and Chief Financial Officer (June 1987 - September 1996) of Prudential Mutual Fund Management, Inc. (PMF), predecessor to PIFM. Director of the High Yield Income Fund, Inc. and Director or Trustee of 38 funds in the Prudential Mutual Fund family.

    DON G. HOFF [(61)], Chairman and Chief Executive Officer (since 1980) of Intertec, Inc. (investments); Chairman and Chief Executive Officer of the Lamaur Corporation; Director of [INNOVATIVE CAPITAL MANAGEMENT INC. AND] The Greater China Fund, Inc.; Chairman and Director of The Asia Pacific Fund, Inc.; and Director or Trustee of 12 funds in the Prudential Mutual Fund Family.

    ROBERT E. LABLANC [(63)], President of Robert E. LaBlanc Associates, Inc. (telecommunications) since 1981. Formerly, General Partner at Salomon Brothers and Vice Chairman of Continental Telecom. Director of Salient 3 Communications, Inc., Storage Technology Corporation, Titan Corporation and Tribune Company; Trustee of Manhattan College and Director or Trustee of 12 funds in the Prudential Mutual Fund Family.

    *MENDEL A. MELZER [(36)], Chief Investment Officer (since October 1996) of Prudential Investments [AND VICE PRESIDENT OF PIC]. Formerly, Chief Financial Officer (November 1995-October 1996) of Prudential Investments; Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services (April 1993-November 1995); Managing Director of Prudential Investment Advisors (April 1991-April 1993). Chairman and Director of Prudential Series Fund, Inc. and Director of The High Yield Income Fund, Inc. and Director or Trustee of 38 funds in the Prudential Mutual Fund Family.


---------------
* A Proposed Interested Trustee by reason of his affiliation with PIFM, the Proposed Manager; [PIC, THE PROPOSED SUBADVISER;] PSI, the anticipated distributor; or Prudential.

    *RICHARD A. REDEKER [(54)], Employee of Prudential Investments. Formerly, President, Chief Executive Officer and Director (October 1993-September 1996) of PMF; Executive Vice President, Director and Member of the Operating Committee (October 1993-September 1996) of PSI; Director (October 1993-September 1996) of Prudential Securities Group, Inc.; Executive Vice President (January 1994 - September 1996) of PIC, Director (January 1994 - September 1996) of Prudential Mutual Fund Distributors, Inc. and Prudential Mutual Fund Services, Inc. and Senior Executive Vice President and Director (September 1978-September 1993) of Kemper Financial Services, Inc.; President and Director of The High Yield Income Fund, Inc. and Director or Trustee of 41 funds in the Prudential Mutual Fund Family.

    ROBIN B. SMITH [(58)], Chairman and Chief Executive Officer (since August
1996) of Publishers Clearing House. Formerly, President and Chief Executive Officer (January 1989 - August 1996) and President and Chief Operating Officer (September 1981 - December 1988) of Publishers Clearing House. Director of BellSouth Corporation, Texaco Inc., Spring Industries Inc., KMart Corporation and Director or Trustee of 27 funds in the Prudential Mutual Fund Family.

    STEPHEN STONEBURN [(54)], President and Chief Executive Officer of Quadrant Media Corp. (a publishing company) (since June 1996). Formerly, President of Argus Integrated Media, Inc. (June 1995-June 1996); Senior Vice President and Managing Director of Cowles Business Media (January 1993-1995); Senior Vice President (January 1991-1992) of Gralla Publications (a division of United Newspapers, U.K.); Director or Trustee of 12 funds in the Prudential Mutual Fund Family.

    NANCY H. TEETERS [(67)], Economist. Formerly, Vice President and Chief Economist of International Business Machines Corporation (March 1986--June 1990) and Member of the Board of Governors of the Horace H. Rackhan School of Graduate Studies of the University of Michigan. Director of Inland Steel Corporation (since July 1991) and Director or Trustee of 23 funds in the Prudential Mutual Fund Family.

    For comparable information regarding the current members of the Board and the executive officers of the Trust, see Exhibit A to this proxy statement.

    [DESCRIBE ANY PURCHASES OR SALES OF SECURITIES OF ANY OF THE ADVISERS OR SUBADVISERS, THEIR RESPECTIVE PARENTS, OR SUBSIDIARIES OF ANY OF THE FOREGOING, SINCE 10/1/96 BY ANY TRUSTEE OR NOMINEE. ITEM 22(a)v]

REQUIRED VOTE

    For the election of each Trustee, the affirmative vote of a plurality of the votes cast by shareholders of the Trust shall be required, provided a quorum is present (and a majority of shares of the Trust shall constitute a quorum for purposes of this Proposal). However, because this Proposal is an integral part of the New Arrangements, the effectiveness of this Proposal is conditional on shareholder approval of Proposals 2(a) and 2(b).

              THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS
       THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                                   ---------------

                      APPROVAL OF PROPOSED MANAGEMENT AGREEMENT
                          AND PROPOSED SUBADVISORY AGREEMENT

                                    PROPOSAL NO. 2

FOR CONSIDERATION BY SHAREHOLDERS OF THE NATIONAL MONEY MARKET FUND ONLY.

INTRODUCTION

    The Board is proposing to replace PIMCO Advisors L.P., 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660 (PALP or the Current Manager), with Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077 (PIFM or the New Manager), as Manager. PIFM is a wholly-owned subsidiary of Prudential and manages each fund in the Prudential Mutual Fund Family. In connection with the change in service providers, it is expected that, if the Nominees identified in Proposal No. 1 are elected, PIFM has advised the Trust that PIFM expects the New Board will enter into a new distribution agreement, a new transfer agency and service agreement and a new custody agreement.

    On October 22, 1997, the Board, including a majority of the Independent Trustees, voted to approve a new management agreement between CAT and PIFM (the Proposed Management Agreement), subject to shareholder approval sought herein. On the same date, the Board voted to terminate the Current Management Agreement (as defined below) between CAT and PALP, conditioned on the effectiveness of the Proposed Management Agreement, and gave notice to such effect to PALP. In approving the Proposed Management Agreement, the Board considered a number of factors, including the lower management fees that the Fund would pay, and the lower estimated total annual operating expenses for the Fund (all as shown in the table above in "General Overview.")

    Management services to the Fund pursuant to the Proposed Management Agreement would be similar to the management services required to be provided to the Fund pursuant to the management agreement in effect between CAT and PALP dated as of November 16, 1994 (the Current Management Agreement), except that the Proposed Management Agreement provides for a lower fee rate and such agreement has a minimum 30 day termination notice period; whereas, the Current Management Agreement has a 60 day notice period.

    In connection with the replacement of the Current Manager, the Board recommends for shareholder approval the replacement of Columbus Circle Investors, One Station Place, Stamford Place, Stamford, CT 06902 (CCI or the Current Subadviser), with The Prudential Investment Corporation, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-40077 (PIC), doing business as Prudential Investments (PIC or the Proposed Subadviser), as subadviser. On October __, 1997, the Board, including a majority of the Independent Trustees, voted to approve a new subadvisory agreement between PIFM and PIC for the Fund (Proposed Subadvisory Agreement), subject to shareholder approval also sought herein. On the same date, the Board voted to terminate the Current Subadvisory Agreement (as defined below) between PALP and CCI, conditioned on the effectiveness of the Proposed Subadvisory Agreement. The terms of the Proposed Subadvisory Agreement differ from the terms of the Current Subadvisory Agreement as discussed below.

    THE CURRENT MANAGER AND THE TERMS OF THE CURRENT MANAGEMENT AGREEMENT

    PALP serves as Current Manager of CAT pursuant to the Current Management Agreement. PALP is a Delaware limited partnership organized in September 1987 and registered as an investment adviser under the Investment Advisers Act of 1940. The Current Management Agreement dated November 16, 1994 was last approved by the Board, including a majority of the Independent Trustees, on December 17, 1996 and was approved by the Fund's shareholders on October 28, 1994. The Current Manager's address is 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660. The Current Manager's sole general partner, PIMCO Partners, G.P., [ADDRESS] has two partners; (i) an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company, [ADDRESS]; and (ii) PIMCO Partners, L.L.C., [ADDRESS], a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company who are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich

III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington and Benjamin L. Trosky (collectively, the "Managing Directors"). PIMCO Partners, G.P. has substantially delegated its management and control of the Current Manager to an Equity Board and an Operating Board of the Current Manager. The activities of the Current Manager are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of the Current Manager's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. Because of the ability to designate a majority of the members of the Operating Board, Pacific Investment Management Company and the Managing Directors could be said to control the Current Manager, although Pacific Investment Management Company and the Managing Directors disclaim such authority.

    The Current Management Agreement provides that PALP, subject to the supervision of the Board and in conformity with the stated policies of the Fund, is to furnish continuously an investment program for the Fund and to make investment decisions and place all orders for the purchase and sale of portfolio securities on behalf of the Fund. Under the Current Management Agreement, PALP is authorized, subject to its supervision and review, to delegate certain of these responsibilities to a third party. Pursuant to this authority, PALP has delegated day-to-day investment management of the Fund to CCI, an affiliate of PALP. CCI provides these services to the Fund pursuant to a subadvisory agreement with PALP dated November 16, 1994 (the Current Subadvisory Agreement) as discussed below. Subject to the control of the Trustees, the Current Manager or the sub-adviser also manages, supervises and conducts the other affairs and business of the Trust and of the Fund, furnishes office space and equipment, provides certain clerical services (excluding determination of the net asset value of the Fund, trust accounting services supplied by Oppenheimer Management Corporation and shareholder accounting services) and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Current Manager.

    Under the Current Management Agreement, the Fund pays PALP a monthly fee based on the level of the Fund's average daily net asset value at the following annual rates: 0.425% of the first $500 million of net assets, 0.400% of the next $500 million of net assets, 0.375% of the next $500 million of net assets, 0.350% of the next $500 million of net assets and 0.325% of amounts in excess of $2 billion.

    For the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid the Manager $2,915,606, $2,560,734 and $___________, respectively, for its services under the Current Management Agreement.

    The Current Management Agreement provides that it will continue in force for one year from its date of execution, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of Independent Trustees; and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Current Management Agreement automatically terminates on assignment, and is terminable by either the Fund or the Current Manager on not more than 60 days' written notice to the other party.

    The Current Management Agreement provides that the Current Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


THE PROPOSED MANAGEMENT AGREEMENT

    Under the Proposed Management Agreement, PIFM would replace PALP as Manager for the Trust and the management fee charged by PIFM would be lower for the Fund than the management fee charged by PALP under the Current Management Agreement. The form of the Proposed Management Agreement is included in this proxy statement as Exhibit B.

    Pursuant to the Proposed Management Agreement, PIFM, subject to the supervision of the Board, and in conformity with the stated policies of the Trust, would act as Manager of CAT and manage both the investment operations of the Trust and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. Under the Proposed Management Agreement, PIFM will also administer CAT's business affairs and, in connection therewith will furnish CAT with office facilities, together with clerical and bookkeeping services.

    Under the Proposed Management Agreement and in connection with the management of the business affairs of CAT, PIFM will bear the following expenses: (a) the salaries and expenses of all personnel of CAT and the Proposed Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser; (b) all expenses incurred by PIFM or by CAT in connection with managing the ordinary course of CAT's business, other than those assumed by CAT, as described below; and (c) the costs and expenses payable to PIC pursuant to the Proposed Subadvisory Agreement.

    Under the terms of the Proposed Management Agreement, CAT is responsible for the payment of the following expenses, including (a) the fees payable to the Proposed Manager, (b) the fees and expenses of Trustees who are not affiliated with the Proposed Manager or the Proposed Subadviser, (c) the fees and certain expenses of CAT's Custodian and Transfer and Servicing Agent, including the cost of providing records to the Proposed Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares,
(d) the charges and expenses of CAT's legal counsel and independent accountants,
(e) brokerage commissions, if any, and any issue or transfer taxes chargeable to CAT in connection with its securities transactions, (f) all taxes and trust fees payable by CAT to governmental agencies, (g) the fees of any trade association of which CAT is a member, (h) the cost of share certificates, if any, representing, and/or non-negotiable share deposit receipts evidencing, shares of CAT, (i) the cost of fidelity and directors and officers and errors and omissions insurance, (j) the fees and expenses involved in registering and maintaining registration of CAT and of its shares with the SEC, including the preparation and printing of CAT's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to existing shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of CAT's business and (m) any expenses assumed by the Fund pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act.

    The Proposed Management Agreement also provides that PIFM will not be liable for any error of judgment or any loss suffered by the Trust in connection with the matters to which the Proposed Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Proposed Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated, without penalty, by either party upon not more than 60 days' nor less than 30 days' written notice. The Proposed Management Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. For services performed pursuant to the Proposed Management Agreement, PIFM will receive a fee at an annual rate of .39 of 1% of the average daily net assets of the Fund. This fee will be computed daily and payable monthly. Had the Proposed Management Agreement been in effect for the fiscal years ended September 30, 1995, 1996 and 1997, the Fund would have paid the Proposed Manager
$             , $                , and $                , respectively, for
services under the Proposed Management Agreement, a ____%, ____% and ____% decrease, respectively, from the fees paid to the Current Manager under the Current Management Agreement.

INFORMATION ABOUT PIFM (as furnished to the Trust by the Proposed Manager)

    The Proposed Manager is organized as a New York limited liability company. It is the successor of Prudential Mutual Fund Management, Inc. which transferred its assets to PIFM in September 1996, and is a subsidiary of Prudential Securities Incorporated, an indirect, wholly owned subsidiary of The Prudential Insurance Company of America (Prudential). PIFM serves as manager to all of the other investment companies that, together with CAT, will comprise the Prudential Mutual Fund Family.

    As of September __, 1997, PIFM managed and/or administered _____ open-end investment companies and ____ closed-end investment companies with combined assets of approximately $___ billion. According to the Investment Company Institute, as of June 30, 1997, the Prudential Mutual Fund Family was the 16th largest family of mutual funds in the United States. As of _________, PIFM had more than $25 billion of money market assets under management. (See Exhibit C for the name, size and advisory fee rate for each of these money market funds.)

    PIFM currently maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Certain information regarding the directors and principal executive officers of PIFM is set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.


 Name and Address     Position with PIFM          Principal Occupations
 ----------------     ------------------          ---------------------
Thomas A. Early       Executive Vice         Vice President and General Counsel
                      President,             of Prudential Mutual Funds &
                      Secretary and          Annuities  (PMF&A) and Executive
                      General Counsel        Vice President, Secretary and
                                             General Counsel of PIFM

Robert F. Gunia       Executive Vice         Comptroller of Prudential
                      President and          Investments; Executive Vice
                      Treasurer              President and Treasurer of PIFM;
                                             and Senior Vice President of PSI

Neil A. McGuinness    Executive Vice         Executive Vice President of PMF&A
                      President              and Executive Vice President of
                                             PIFM

Brian Storms          Officer-in-Charge,     President of PMF&A; Officer-in-
                      President, Chief       Charge, President, Chief
                      Executive Officer      Executive Officer and Chief
                      and Chief Operating    Operating Officer of PIFM
                      Officer

Robert J. Sullivan    Executive Vice         Executive Vice President of PMF&A
                      President              and Executive Vice President of
                                             PIFM
--------------------------------------------------------------------------------

THE CURRENT SUBADVISER AND THE TERMS OF THE CURRENT SUBADVISORY AGREEMENT

    As described above, the Current Management Agreement authorizes the Current Manager to delegate certain of its responsibilities to a third party. Pursuant to the Current Subadvisory Agreement between PALP and Columbus Circle Investors
(CCI), CCI serves as the Current Subadviser and is responsible for portfolio investment decisions for the Fund. CCI is a general partnership with the Current Manager and a wholly-owned subsidiary of the Current Manager as its only partners, and is an investment adviser registered under the Investment Advisers Act. CCI's address is One Station Place, Stamford, CT 06902. The Current Subadvisory Agreement was approved by the shareholders on October 28, 1994 and was last approved by the Board, including a majority of the Independent Trustees, on December 17, 1996.

    Under the Current Subadvisory Agreement, the Current Manager pays CCI a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for its services as the Fund's subadviser. Under the Current Subadvisory Agreement, subject always to the control of the Trustees of the Trust, CCI's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund. In performing its duties under the Current Subadvisory Agreement, CCI is subject to the control of the Trustees, the policies determined by the Trustees and the Current Manager, the provisions of the Trust's Declaration of Trust and By-Laws and the relevant investment objectives, policies and restrictions stated in the Prospectus.

    The Current Subadvisory Agreement continues in force with respect to the Fund for two years from the date thereof, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of Independent Trustees, and (ii) the majority vote of either the full Board of Trustees or the vote of the majority of the outstanding shares of the Fund. The Current Subadvisory Agreement automatically terminates on assignment. The Current Subadvisory Agreement is terminable upon notice by the Trust at any time, may be terminated by the Current Manager on not less than 60 days' written notice to CCI and may be terminated by CCI on not less than 180 days' written notice to the Current Manager.

THE PROPOSED SUBADVISORY AGREEMENT

    The Proposed Subadvisory Agreement between PIFM and PIC provides that PIC will furnish investment advisory services in connection with the management of the Fund. The form of the Proposed Subadvisory Agreement is included in this proxy statement as Exhibit D.

    Pursuant to the Proposed Subadvisory Agreement, PIC, subject to the supervision of PIFM and the Board and in conformity with the stated policies of the Fund, will manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof. PIC will provide supervision of the Fund's investments and will determine from time to time what investments and securities will be purchased, retained, or sold or loaned by the Fund, and what portion of the assets will be invested or held as cash. In addition, PIC will maintain all books and records with respect to the Fund's portfolio transactions required to be maintained pursuant to the 1940 Act. PIFM will have responsibility for all investment advisory services provided to CAT pursuant to the Proposed Management Agreement and will oversee and review PIC's performance of its duties under the Proposed Subadvisory Agreement. PIFM will reimburse PIC for all reasonable costs and expenses incurred by PIC, determined in a manner acceptable to PIFM in furnishing its services. The investment advisory services of PIC to the Fund are not exclusive under the terms of the Proposed Subadvisory Agreement and PIC is free to, and does, render investment advisory services to others.

    The Proposed Subadvisory Agreement provides that PIC shall not be liable for any error of judgment or for any loss suffered by the Trust or PIFM in connection with the matters to which the Proposed Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on PIC's part in the performance of its duties or from its reckless disregard of its obligations and duties under the Proposed Subadvisory Agreement. The Proposed Subadvisory Agreement provides that the agreement shall terminate automatically if assigned or upon termination of the Proposed Management Agreement, and that it may be terminated, without penalty, by the Trust, by PIFM or PIC upon not more than 60 days' nor less than 30 days' written notice. The Proposed Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

    The Proposed Subadviser has advised the Trust that PIC maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities including money market instruments. The Trustees also took into account that the portfolio manager consults routinely with the credit unit in managing portfolios. The credit unit, with a staff including [7] credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

INFORMATION ABOUT PIC (as furnished to the Trust by the Proposed Subadviser)

    PIC was organized in June 1984 under the laws of the State of New Jersey. PIC, doing business as PIC, currently serves as the investment adviser to substantially all of the other funds in the Prudential Mutual Fund Family. PIC is a wholly owned subsidiary of Prudential with its principal place of business at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777. Certain information regarding the directors and executive officers of PIC is set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, New Jersey 07102.


       Name                Position with PIC       Principal Occupation
--------------------    ---------------------   --------------------------
E. Michael Caulfield    Chairman of the         Chief Executive Officer of
                        Board, President and    Prudential Investments
                        Chief Executive
                        Officer and Director

Jonathan M. Greene      Senior Vice             President--Investment Management
                        President and           of Prudential Investments
                        Director

John R. Strangfeld      Vice President and      President of Private Asset
                        Director                Management Group of Prudential

    The Trust's manager and subadviser are responsible for placing portfolio transactions. The Trust's portfolio transactions are usually principal transactions directly with issuers or with the major underwriters for, and dealers in, money market instruments. No brokerage commissions are paid on such transactions, but the price paid to underwriters or dealers normally includes an underwriter's spread or dealer's markup. [NO PORTFOLIO TRANSACTIONS HAVE BEEN HANDLED BY THE TRUST'S CURRENT DISTRIBUTOR AND PIFM HAS INDICATED THAT NO SUCH PORTFOLIO TRANSACTIONS WOULD BE HANDLED BY ANY AFFILIATE OF PIFM.] The primary consideration in placing portfolio transactions is prompt execution at the most favorable price. Subject to this consideration, particular broker/dealers may be selected for research or statistical and other services. Research services provided by broker/dealers may be used by the Trust's manager and subadviser in servicing all of their accounts, not just the Trust.

RECOMMENDATION OF THE BOARD

    The Board, including its Independent Trustees, recommends that shareholders approve the Proposed Management Agreement and the Proposed Subadvisory Agreement. In recommending the approval of the Proposed Management Agreement and the Proposed Subadvisory Agreement, the Board had considered a number of factors such as the Trust's lower fees and costs under these agreements, its lower total operating expenses, and PIFM's and PIC's experience with managing money market funds. If shareholders approve Proposal Nos. 2(a) and 2(b), the Proposed Management Agreement would be executed by CAT and PIFM as soon as reasonably practicable. In addition, PIFM would delegate day-to-day investment management of the Fund to PIC. Accordingly, the Proposed Subadvisory Agreement would be executed by PIFM and PIC as soon as reasonably practicable. Unless terminated sooner, each of the Proposed Management Agreement and the Proposed Subadvisory Agreement would remain in effect for two years following its execution. Thereafter, each would continue in effect with respect to the Fund for successive annual periods, provided that each is specifically approved at least annually (1) by a vote of a majority of the Trustees who are not "interested persons" and (2) by the Board or by a vote of the majority of the outstanding Shares of the Fund.

REQUIRED VOTE

    Shareholders must vote separately to approve each of the Proposed Management Agreement and the Proposed Subadvisory Agreement. Each of these proposed agreements, however, is an integral part of the New Arrangements; therefore, the effectiveness of each such agreement is conditional on shareholder approval of both such agreements and Proposal 1. Accordingly, in the event that shareholders of the Fund do not approve the Proposed Management Agreement or the Proposed Subadvisory Agreement, each of the Current Management Agreement and the Current Subadvisory Agreement would remain in effect.

    Adoption of each of Proposal Nos. 2(a) and 2(b) will require the approval of a "vote of a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund is defined as the lesser of (i) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares.

                    THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES,
         RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NOS. 2(a) AND 2(b).



                                  ------------------


                 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                    PROPOSAL NO. 3

    Shareholders of CAT are asked to ratify the Board's selection of independent public accountants for the Trust. The accountants for CAT audit CAT's financial statements for each fiscal year.

    During the last fiscal year, Price Waterhouse, LLP served as the independent public accountants for CAT. The Board has selected Price Waterhouse, LLP to continue to serve in that capacity for the current fiscal year ending September 30, 1998, subject to ratification by shareholders of CAT at the Meeting.

    Representatives of the accountants are not expected to be present at the Meeting, but will be available to answer any questions or make any statements should any matters arise requiring their presence. Price Waterhouse, LLP has informed CAT that it has no material direct or indirect financial interest in CAT.

    The persons named in the accompanying proxy will vote FOR ratification of the selection of Price Waterhouse, LLP unless contrary instructions are given.

REQUIRED VOTE

    Approval of Proposal No. 3 requires a vote of a majority of the Shares voted.

                    THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES,
               RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                                  ------------------

                                ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by PIFM, will be made primarily by mail, but also may include telephone or oral communications by regular employees of PIFM who will not receive any compensation therefor from PIFM. In addition, the Board has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies. The Board has selected Shareholder Communications Corporation as the proxy solicitation firm (Proxy Solicitation Firm). PIFM will also bear the cost of solicitation by the Proxy Solicitation Firm. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized.

                                SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Trust at
[                             ], so as to be received within a reasonable time
before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                    OTHER BUSINESS

    Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Trust.

                                            By order of the Board of Trustees,


                                            NEWTON B. SCHOTT, JR.
                                                 CLERK

October __, 1997

           ----------------------------------------------------------------
           IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
           ----------------------------------------------------------------

                                                                       EXHIBIT A




                       CURRENT TRUSTEES AND EXECUTIVE OFFICERS


NAME, AGE, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS OF TRUSTEES OF THE BOARD:

    E. PHILIP CANNON 57, Trustee of the Trust (since 1987) and PIMCO Funds:
Multi-Manager Series (PFMMS) PIMCO Funds: Multi-Manager Series (PFMMS); Headmaster of Management Summary Tables of John's School, Houston, Texas. Formerly, Trustee of PIMCO Advisors Funds, General Partner of J.B. Poindexter & Co., Houston, Texas (private partnership), and Partner of Iberia Petroleum Company (oil and gas production). Mr. Cannon was a director of WNS Inc., a retailing company which filed a petition in bankruptcy within the last five years.

    DONALD P. CARTER 70, Trustee of the Trust (since 1983) and PFMMS. Formerly, Trustee of PAF, Chairman, Executive Vice President and Director of Cunningham & Walsh, Inc., Chicago (advertising agency).

    GARY A. CHILDRESS  63, Trustee of the Trust (since 1993) and PFMMS;
Chairman and Director of Bellefonte Lime Company, Inc.; Chief Executive Officer of Woodings & Verona Toolworks Inc. Mr. Childress is a partner in Genlime, L.P., a private limited partnership, which has filed a petition in bankruptcy within the last five years. Formerly, Trustee of PAF.

    *WILLIAM D. CVENGROS [49], Trustee of the Trust (since 1994); Chairman of the Board of PFMMS; Chief Executive Officer, President, and member of the Operating Board, Operating Committee, and Equity Board of PIMCO Advisors L.P.; Director of PIMCO Funds Distribution Company ("PFDCO"). Formerly, Trustee of PAF, President of PFMMS, and Director, Vice Chairman, and Chief Investment Officer of Pacific Mutual Life Insurance Company ("Pacific Mutual").

    GARY L. LIGHT 60, Trustee of the Trust (since 1984); Partner, E.V.A. Investors Inc. (Private Investments); Director of The Somerset Group, Inc.; Consultant to and, prior to March, 1987, Executive Vice President of Mayflower Corporation (trucking and transportation); and Vice Chairman and Chief Executive Officer of Sofamor Danek (medical devices). Formerly, Trustee of PAF.

    RICHARD L. NELSON 67, Trustee of the Trust (since 1997); President of Nelson Financial Consultants; Director of Wynn's International, Inc.; and Trustee of Pacific Select Fund. Formerly, Partner of Ernst & Young.

    LYMAN W. PORTER 67, Trustee of the Trust (since 1997); Professor of Management at the University of California, Irvine; and Trustee of Pacific Select Fund.

    *ROBERT A. PRINDIVILLE 62, Trustee of the Trust (since 1983) and PFMMS and Vice President of PIMCO Advisors L.P. Formerly, Trustee of PAF; President and Director of Thomson Advisory Group Inc.; Director and Chairman of PFDCO; and Executive Vice President of PIMCO Advisors L.P.

    ALAN RICHARDS 67, Trustee of the Trust (since 1997); President of Alan Richards Consulting, Inc.; Trustee of Pacific Select Fund; and Director of Western National Corporation. Formerly, President, Chief Executive Officer and Director of E.F. Hutton Insurance Group, Inc.; Chairman of the Board, Chief Executive Officer and President of E.F. Hutton Life Insurance Company; and Director, E.F. Hutton & Company, Inc.

    JOEL SEGALL 74, Trustee of the Trust (since 1983) and PFMMS. Formerly, Trustee of PAF; President and University Professor of Bernard M. Baruch College and The City University of New York; Deputy Under Secretary for

-----------------------------
* Trustee is an "interested person" of the Trust by reason of his affiliation with the Trust's investment adviser, distributor or both.

International Affairs of United States Department of Labor; Professor of Finance of University of Chicago; and Board of Managers of Coffee, Sugar and Cocoa Exchange.

    W. BRYANT STOOKS 57, Trustee of the Trust (since 1993) and PFMMS; President of Bryant Investments, Ltd.; Director of American Agritec LLC. Formerly, President; Senior Vice President, Director and Chief Executive Officer of Archirodon Group Inc. and Partner of Arthur Andersen & Co.

    GERALD M. THORNE 59, Trustee of the Trust (since 1993) and PFMMS and Director of UPI Inc.; Kaytee Inc.; and American Orthodontics Corp. Formerly, President and Director of Firstar National Bank of Milwaukee; Chairman, President and Director of Firstar National Bank of Sheboygan; and Director of Bando-McGlocklin.

    *STEPHEN J. TREADWAY 50, Trustee of the Trust (since 1997); Trustee and President of PFMMS; Executive Vice President of PIMCO Advisors L.P.; and Director, Chairman and President of PFDCO. Formerly, Executive Vice President of Smith Barney Inc.

NAME, AGE, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS OF EXECUTIVE OFFICERS OF THE TRUST:

    STEPHEN J. TREADWAY 50, Trustee (since 1997), President and Chief Executive Officer of the Trust (since 1997); Trustee, President and Chief Executive Officer of PFMMS; Executive Vice President of PIMCO Advisors L.P.; and Director, Chairman and President of PFDCO. Formerly, Executive Vice President of Smith Barney Inc.

    R. WESLEY BURNS 38, Vice President of the Trust (since 1995); Executive
Vice President of PFMMS; President of PIMCO Funds: Pacific Investment Management Series (PIMS); and Executive Vice President of Pacific Investment Management Company (Pacific Investment Management). Formerly, Vice President of PAF.

    NEWTON B. SCHOTT, JR. 55, Vice President and Clerk of the Trust (since
1983); Vice President and Secretary of PFMMS; Director, Executive Vice President, Chief Administrative Officer and Secretary of PFDCO. Formerly, Senior Vice President-Legal and Secretary of PIMCO Advisors L.P.; Vice President and Clerk of PAF; Executive Vice President, Secretary and General Counsel of Thomson Advisory Group Inc. and PIMCO Advisors L.P., and Executive Vice President, Secretary, General Counsel and Director of Thomson McKinnon Inc.

    JOHN P. HARDAWAY 40, Treasurer of the Trust (since 1995); Treasurer of PFMMS and PIMS; Vice President and Manager of Fund Operations of Pacific Investment Management. Formerly, Treasurer of PAF.

    After the election, it is expected that the current officers of CAT will resign and the New Board will elect new officers.




------------------------------------
* Trustee is an "interested person" of the Trust by reason of his affiliation with the Trust's investment adviser and distributor.

                             FORM OF MANAGEMENT AGREEMENT              EXHIBIT B

                                CASH ACCUMULATION TRUST
                             (NATIONAL MONEY MARKET FUND)


         Agreement made this    day of    , 1997 between Cash Accumulation
Trust, a Massachusetts business trust (the Fund), and Prudential Investments Fund Management LLC, a New York limited liability company (the Manager).

                                 W I T N E S S E T H

         WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund on behalf of its series, the National Money Market Fund (NMMF), and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day to day business affairs, and the Manager is willing to render such investment advisory and administrative services;

         NOW, THEREFORE, the parties agree as follows:

         1. The Fund hereby appoints the Manager to act as manager of the Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into an agreement with The Prudential Investment Corporation (PIC) pursuant to which PIC shall furnish to NMMF the investment advisory services in connection with the management of NMMF (the Subadvisory Agreement). The Manager will continue to have responsibility for all investment advisory services furnished pursuant to the Subadvisory Agreement.

         2. Subject to the supervision of the Trustees of the Fund, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to
Section 1 hereof and the Subadvisory Agreement, the Manager shall manage the investment operations of NMMF and the composition of NMMF's portfolio, including the purchase, retention and disposition thereof, in accordance with NMMF's investment objectives, policies and restrictions as stated in the Prospectus (hereinafter defined) and subject to the following understandings:

         (a) The Manager shall provide supervision of NMMF's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by NMMF, and what portion of the assets will be invested or held uninvested as cash.

         (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust (hereinafter defined) and By-Laws of the Fund and the Prospectus (hereinafter defined) of NMMF and with the instructions and directions of the Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

         (c) The Manager shall determine the securities to be purchased or sold by NMMF and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement and NMMF's Prospectus (hereinafter defined) or as the Trustees may direct from time to time. In providing NMMF with investment supervision, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of NMMF's investment transaction business. It is also understood that it is desirable for NMMF that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers and that such brokers may execute brokerage transactions at a higher cost to NMMF than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to pay higher brokerage commissions for the purchase and sale of securities for NMMF to brokers who provide such research and analysis, subject to review by the Fund's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker may be useful to the Manager in connection with its services to other clients.

         On occasions when the Manager deems the purchase or sale of a security to be in the best interest of NMMF as well as other clients of the Manager or the Subadviser, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to NMMF and to such other clients.

         (d) The Manager shall maintain all books and records with respect to NMMF's portfolio transactions and shall render to the Fund's Trustees such periodic and special reports as the Trustees may reasonably request.

         (e) The Manager shall be responsible for the financial and accounting records to be maintained by NMMF (including those being maintained by the Fund's Custodian).

         (f) The Manager shall provide the Fund's Custodian on each business day with information relating to all transactions concerning NMMF's assets.

         (g) The investment management services of the Manager to NMMF under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

         3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Agreement and Declaration of Trust of the Fund, as filed with The Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Declaration of Trust");

         (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

         (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the Securities and Exchange Commission (the Commission) relating to NMMF and its shares of beneficial interest and all amendments thereto;

         (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

         (f) Prospectus of NMMF (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

         4. The Manager shall authorize and permit any of its officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

         5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

         6. During the term of this Agreement, the Manager shall pay the following expenses:

         (i) the salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of trustees who are not affiliated persons of the Manager or the Fund's investment adviser,

         (ii) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business as required in this Agreement other than those assumed by the Fund herein, and

         (iii) the costs and expenses payable to PIC pursuant to the Subadvisory Agreement.

         The Fund assumes and will pay the expenses described below:

         (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

         (b) the fees and expenses of trustees who are not affiliated persons of the Manager or the Fund's investment adviser and out-of-pocket travel expenses for all trustees and other expenses incurred by the Fund in connection with Board meetings, including out-of-pocket travel expenses of any officer of the Fund attending the meeting in an official capacity,

         (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the providing of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to
Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing of the shares of the Fund, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

         (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent, which may be the Custodian, that relate to the maintenance of each shareholder account,

         (e) the charges and expenses of legal counsel and independent accountants for the Fund,

         (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions,

         (g) all taxes and trust fees payable by the Fund to federal, state or other governmental agencies,

         (h) the fees of any trade associations of which the Fund may be a member,

         (i) the cost of share certificates, if any, representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

         (j) the cost of fidelity, directors and officers and errors and omissions insurance,

         (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

         (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing proxy statements, prospectuses and reports to shareholders in the amount necessary for distribution to the existing shareholders,

         (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

         (n) any expenses assumed by the Fund pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

         7. For the services provided and the expenses assumed pursuant to this Agreement, NMMF will pay to the Manager as full compensation therefor a fee at an annual rate of .39 of 1% of its average daily net assets. This fee will be computed daily and will be paid to the Manager monthly.

         8. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of NMMF, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         11. Except as otherwise provided herein or authorized by the Trustees of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         12. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of NMMF or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

         14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077,
Attention: President.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. NMMF may use any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remains in effect. At such time as such an agreement shall no longer be in effect, NMMF will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall NMMF use any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

         A copy of the Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            CASH ACCUMULATION TRUST
                                            on behalf of the National Money
                                            Market Fund


                                            By
                                               -------------------------

                                            PRUDENTIAL INVESTMENTS FUND
                                            MANAGEMENT LLC


                                            By
                                               -------------------------

           CURRENT PIFM-ADVISED MONEY MARKET FUNDS                EXHIBIT C




                                                                           Advisory                       Advisory
                                                   Assets                  Fee Rate                       Fee Rate
                                                 ----------     ------------------------------       ------------------
                                                   (000)                                             (including any fee
                                                  9/30/97                                                 Waivers)
TAXABLE MONEY MARKET FUNDS:
---------------------------
Command Government Fund                          $  535,697     First $1.0 million       .400%            .400%
                                                                Excess of $1.0 billion   .375%

Command Money Fund                               $7,244,859     First $500 million       .500%            .371%
                                                                Second $500 million      .425%
                                                                Third $500 million       .375%
                                                                Excess of $1.5 billion   .350%

Prudential MoneyMart Assets, Inc.                $7,159,352     First $50 million        .500%            .301%
                                                                Excess of $50 million    .300%

Prudential Special Money Market Fund, Inc.       $  211,753     .500%                                     .500%

TAX-FREE MONEY MARKET FUNDS:
----------------------------
Command Tax-Free Fund                            $1,160,640     First $500 million       .500%            .449%
                                                                Second $500 million      .425%
                                                                Excess of $1.0 billion   .375%

Prudential Tax-Free Money Fund, Inc.             $  320,977     First $750 million       .500%            .500%
                                                                Second $750 million      .425%
                                                                Excess of $1.5 billion   .375%

INSTITUTIONAL MONEY MARKET FUND:
--------------------------------
Prudential Institutional Liquidity               $  636,061     .20%                                      .150%
   Portfolio, Inc.


             FORM OF SUBADVISORY AGREEMENT                     EXHIBIT D

                               CASH ACCUMULATION TRUST
                             (NATIONAL MONEY MARKET FUND)


         Agreement made as of this       day of        , 1997 between
Prudential Investments Fund Management LLC, a New York limited liability company (PIFM or the Manager), and The Prudential Investment Corporation, a New Jersey Corporation (the Subadviser).

         WHEREAS, the Manager has entered into a Management Agreement,
dated           , 1997 (the Management Agreement), with Cash Accumulation Trust
(the Fund), a Massachusetts business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act), pursuant to which PIFM will act as Manager of a series of the Fund, namely the National Money Market Fund (NMMF).

         WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to NMMF in connection with the management of NMMF and the Subadviser is willing to render such investment advisory services.

         NOW, THEREFORE, the Parties agree as follows:

         1. (a) Subject to the supervision of the Manager and of the Trustees of the Fund, the Subadviser shall manage the investment operations of NMMF and the composition of NMMF's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

         (i) The Subadviser shall provide supervision of NMMF's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by NMMF, and what portion of the assets will be invested or held uninvested as cash.

         (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Fund and the Prospectus of NMMF and with the instructions NMMF and directions of the Manager and of the Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

         (iii) The Subadviser shall determine the securities to be purchased or sold by NMMF and will place orders with or through such persons, brokers or dealers (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Registration Statement and NMMF's Prospectus or as the Trustees may direct from time to time. In providing NMMF with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of NMMF's investment transaction business. It is also understood that it is desirable for NMMF that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to NMMF than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for NMMF with such brokers, subject to review by the Fund's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients.

         On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of NMMF as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to NMMF and to such other clients.

         (iv) The Subadviser shall maintain all books and records with respect to NMMF's portfolio transactions required by subparagraphs (b)(5), (6), (7),
(9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Fund's Trustees such periodic and special reports as the Trustees may reasonably request.

         (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning NMMF's assets and shall provide the Manager with such information upon request of the Manager.

         (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

         (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

         (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

         2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

         3. The Manager shall reimburse the Subadviser for reasonable costs and expenses incurred by the Subadviser determined in a manner acceptable to the Manager in furnishing the services described in paragraph 1 hereof.

         4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

         5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of NMMF, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party and to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

         6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

         8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

         9.     This Agreement shall be governed by the laws of the State of New
York.

         IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                            PRUDENTIAL INVESTMENTS
                                            FUND MANAGEMENT LLC


                                            BY
                                               -------------------------



                                            THE PRUDENTIAL INVESTMENT
                                            CORPORATION


                                            BY
                                               -------------------------

                               CASH ACCUMULATION TRUST
                               840 NEWPORT CENTER DRIVE
                           NEWPORT BEACH, CALIFORNIA 92660

                Proxy for a Meeting of Shareholders, December 11, 1997
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Stephen J. Treadway, R. Wesley Burns and Newton
B. Schott, Jr. as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the shares of beneficial interest of Cash Accumulation Trust held of record by the undersigned on October 20, 1997 at the Meeting of Shareholders to be held on December 11, 1997, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS, 1, 2(a), 2(b) AND 3 AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE BEST JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                                THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

---------------------------
  CASH ACCUMULATION TRUST
---------------------------

--------------------------------------------------------------------------------
The Board of Trustees recommends you vote FOR Proposal Nos. 1, 2(a), 2(b) and 3
--------------------------------------------------------------------------------
1. Election of Trustees                For       Withhold      For All Except
    Edward D. Beach
    Stephen C. Eyre                    / /          / /              / /
    Delayne D. Gold
    Robert F. Gunia
    Don G. Hoff
    Robert F. LaBlanc
    Mendel A. Melzer
    Richard A. Redeker
    Robin B. Smith
    Stephen Stoneburn
    Nancy H. Teeters

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

PROPOSAL NOS. 2(a) AND 2(b) ARE FOR SHAREHOLDERS OF THE NATIONAL MONEY MARKET FUND ONLY:
                                              For      Against        Abstain
2(a).  Approval of New Management
       Agreement with Prudential Investments  / /        / /            / /
       Fund Management LLC
                                              For      Against        Abstain
2(b).  Approval of Proposed Subadvisory
       Agreement with Prudential Investment   / /        / /            / /
       Corporation

BECAUSE PROPOSAL NOS. 1, 2(a) AND 2(b) ARE RELATED PROPOSALS, THE EFFECTIVENESS OF EACH OF THESE PROPOSALS IS CONDITIONED ON SHAREHOLDER APPROVAL OF ALL SUCH PROPOSALS.
                                              For      Against        Abstain
3.  Ratification of the selection of Price
    Waterhouse, LLP as independent            / /        / /            / /
    accountants of the Trust for the fiscal
    year ending September 30, 1998.

Mark box at right if an address change has been noted on the reverse
side of this card.                                                      / /


RECORD DATE SHARES:


                                          --------------------------------------
                                          Date


Please be sure to sign and date this Proxy
--------------------------------------------------------------------------------



------------ Shareholder sign here ------- Co-owner sign here ------------------